General	12 Months Ended
Dec. 31, 2015
General [Abstract]
General

1. General

The Company

We are an independent aircraft leasing company with total assets of  $43.9 billion, primarily consisting of 1,109 owned aircraft as of December 31, 2015.  Our ordinary shares are listed on the New York Stock Exchange (AER) and as of December 31, 2015, our headquarters were located in Amsterdam. Pursuant to our recent migration from the Netherlands to Ireland, we moved our headquarters and executive officers from Amsterdam to Dublin, effective as of February 1, 2016. We continue to have offices in Amsterdam, Los Angeles, Shannon, Fort Lauderdale, Miami, Singapore, Shanghai and Abu Dhabi. We also have representation offices at the world’s largest aircraft manufacturers, Boeing in Seattle and Airbus in Toulouse.

These Consolidated Financial Statements presented herein include the accounts of AerCap Holdings N.V. and its subsidiaries. AerCap Holdings N.V. is a public limited liability company (“naamloze vennootschap” or “N.V.”) incorporated in the Netherlands on July 10, 2006.

ILFC Transaction

On May 14, 2014, we successfully completed the ILFC Transaction, as further described in Note 4 - ILFC Transaction.

AIG offering and the Share Repurchase

On June 9, 2015, AIG sold 71,184,686 of its AerCap ordinary shares in a secondary public offering and AerCap completed the Share Repurchase of 15,698,588 ordinary shares. On August 24, 2015, AIG sold 10,677,702 of its AerCap ordinary shares in a secondary public offering. Following this sale, AIG no longer owns any of our outstanding ordinary shares or has any designees on our Board of Directors.

GFL Transaction

On April 22, 2014, we completed the sale of 100% of the class A common shares in Genesis Funding Limited to GFL Holdings, LLC, an affiliate of Wood Creek Capital Management, LLC. GFL had 37 aircraft in its portfolio with a net book value of $727 million.

Guggenheim transaction

On June 27, 2013, we completed a transaction under which we sold eight Boeing 737-800 aircraft to ACSAL, an affiliate of Guggenheim, in exchange for cash, and we made a capital contribution to ACSAL in exchange for 19% of its equity. The aircraft are subject to long term leases to American Airlines. We continue to service the Boeing 737-800 portfolio. Based on ASC 840 we concluded that we did not retain a substantial risk of ownership and therefore the assets were deconsolidated and a $10.5 million gain on sale was recognized.

LATAM transaction

On May 28, 2013, we entered into a $2.6 billion purchase and leaseback agreement with LATAM for 25 widebody aircraft, comprising 15 new aircraft with deliveries scheduled between 2014 and 2018, and ten Airbus A330 aircraft from LATAM’s existing fleet, which were purchased and leased back in June 2013. In accordance with ASC 805-50, we allocated the portfolio purchase price of $2.6 billion to the individual aircraft acquired based on their relative fair values. As part of the transaction, we made payments of $659 million in June 2013, allocated $577 million to flight equipment held for operating leases relating to the ten aircraft delivered, and accounted for the other $82 million as prepayments on flight equipment for the remaining 15 aircraft to be delivered. As of December 31, 2015,  13 aircraft remain to be delivered.